UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 8, 2026, VisionWave Holdings, Inc. (the “Company”) received a letter dated September 7, 2026 (the “LPRA Letter”) from the Liberia Petroleum Regulatory Authority (“LPRA” or the “Authority”), the independent regulatory authority of the Republic of Liberia responsible for the administration of upstream petroleum operations, notifying the Company that the LPRA Board of Directors had reviewed the findings of the independent due diligence conducted in connection with the Company’s application for prequalification to participate in a Production Sharing Contract (“PSC”) under what the LPRA Letter describes as the “Executive Allocation Framework.”

Following its review of the financial, technical, legal and integrity, and environmental, social and governance assessments, the LPRA Board approved the Company’s prequalification and formally invited the Company to enter into direct negotiations with the Authority for a PSC. The LPRA Letter does not identify any block, acreage or other specific area of interest, does not set forth any commercial, fiscal, work-program or other material terms, and does not grant the Company any exclusivity or any right, title or interest in or to any petroleum block or hydrocarbon resource in Liberia.

The Company has not previously conducted, and does not currently conduct, oil and gas exploration, development or production operations. The Company has no proved or unproved reserves, no producing properties, no petroleum licenses and no operating history in the upstream petroleum sector, and has recorded no revenue, assets or liabilities in respect of the matters described in this Item 8.01.

In reaching its determination, LPRA stated that its Board recognized, among other matters, the Company’s public-market standing, compliance profile and reported financial resources. The LPRA Letter further stated that certain matters remain outstanding, including the formalization of the Company’s proposed technical arrangements, verification of financial capacity, and environmental, social and governance readiness. LPRA stated that it has determined that these matters will be addressed and resolved in the course of the negotiation process. The Company can give no assurance that it will be able to resolve these matters to the satisfaction of LPRA on acceptable terms, or at all.

LPRA advised the Company that its technical and legal teams will be in contact with the Company shortly to schedule an initial negotiation session and to advise the Company as to next steps. As of the date of this Current Report, no negotiation session has been scheduled and no negotiations have commenced.

The invitation to direct negotiations does not constitute the execution or award of a Production Sharing Contract, and there can be no assurance that the negotiations will result in the execution of a definitive PSC or, if executed, as to the timing, scope or ultimate terms thereof. Any PSC would be subject to the negotiation and execution of definitive documentation and to the satisfaction of applicable requirements of Liberian law, which the Company understands include execution on behalf of the Republic of Liberia by the responsible ministries, approval by the President of the Republic of Liberia and ratification by the National Legislature of Liberia. The Company would also be required to demonstrate to LPRA the technical capability, financial capacity and environmental, social and governance readiness described above, and to obtain substantial additional capital, before any petroleum operations could be conducted. The capital required to fund exploration and development activities under any PSC would substantially exceed the Company’s existing cash resources, and there can be no assurance that such capital would be available on acceptable terms, or at all. Any financing obtained for that purpose may be substantially dilutive to the Company’s existing stockholders.

The Company maintains policies and procedures designed to promote compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended, and other applicable anti-bribery, anti-corruption, economic sanctions and export control laws, and intends to conduct any negotiations with LPRA and other governmental authorities of the Republic of Liberia in accordance with those policies and procedures. Any operations in Liberia would nonetheless subject the Company to political, regulatory, legal, tax, currency, security and economic risks that differ from, and are in addition to, the risks of the Company’s existing businesses.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, and they may be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” “would” and similar expressions. Forward-looking statements in this Current Report include, among others, statements regarding the expected commencement, conduct, timing and outcome of negotiations with LPRA; the possible negotiation, execution, approval, ratification, terms and performance of a PSC; the Company’s ability to satisfy the technical, financial and environmental, social and governance matters identified by LPRA as remaining outstanding; the Company’s ability to obtain the capital required to fund any petroleum operations; and the Company’s possible entry into the upstream petroleum sector generally.

Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied, including, among others: that negotiations may not commence when expected, may be delayed, suspended or terminated, or may not result in a definitive PSC; that any PSC may not receive the ministerial execution, presidential approval or legislative ratification required under Liberian law, or may be challenged or rescinded; that the terms of any PSC may be materially less favorable than the Company anticipates; that the Company may be unable to demonstrate the technical capability, financial capacity or environmental, social and governance readiness required by LPRA; the Company’s lack of reserves, producing properties and operating history in the upstream petroleum sector; the Company’s need for substantial additional capital, the availability of such capital and the dilution associated with raising it; the Company’s liquidity and its ability to continue as a going concern; risks of operating in Liberia, including political, security, legal, tax, currency, corruption, sanctions and export control risks and compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended; commodity price volatility and exploration, development and operating risk; the diversion of management attention and financial resources from the Company’s existing businesses; the Company’s continued compliance with the listing requirements of The Nasdaq Stock Market LLC; and the other risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this Current Report, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Executive Chairman and Chief Executive Officer
Date:	September 14, 2026